FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

             THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of this 30th day of March, 1998, by and among CONNECTICUT NATURAL GAS CORPORATION, a Connecticut corporation with its chief executive offices at 100 Columbus Boulevard, Hartford, Connecticut 06144-1500 (the "Company"), and BANKBOSTON, N.A., formerly known as The First National Bank of Boston, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

                                     RECITALS
                                     --------

        1. The Bank has made loans, extensions of credit and other financial accommodations to the Company pursuant to a Revolving Credit Agreement dated as of March 30, 1993 by and between the Bank and the Company (as amended hereby, the "Credit Agreement").

        2. The Credit Agreement by its terms expires on March 30, 1998, and the Company has informed the Bank of its desire to extend the Credit Agreement, and to modify and amend certain other terms of the Credit Agreement as hereinafter set forth.

        3. The Bank has considered the Company's requests and is amenable to such requests provided that the Company enters into this Amendment and complies with all of the terms and conditions contained herein.

        NOW, THEREFORE, in consideration of the premises, and in order to induce the Bank to amend the Credit Agreement pursuant to the terms hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. DEFINITIONS. Unless otherwise defined herein, all capitalized words and phrases used in this Amendment shall have the same meanings as are specifically set forth in the Credit Agreement.

        2.   AMENDMENTS TO THE CREDIT AGREEMENT.

             (a) Section 1.1. (i) Section 1.1 is hereby amended by deleting therefrom the definition of "Applicable Margin" and by substituting in lieu thereof the following new definition:

                  APPLICABLE MARGIN.  Applicable to any Loan, the
             percentage set forth for the type of Loan identified below opposite the then-effective S&P Rating:


        TYPE OF LOAN     A, A- OR BBB+     BBB       BBB-      BB+ OR BELOW
        --------------- --------------     ------    ------    ------------
        Base Rate Loan      0.000%         0.125%    0.250%    0.625%
        Eurodollar Loan     0.300%         0.425%    0.625%    1.250%



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                  (ii) Section 1.1 is hereby amended by deleting therefrom the definition of "Termination Date" and by substituting in lieu thereof the following new definition:

                  TERMINATION DATE.  March 30, 2001, as such date may
             be extended for successive one-year periods pursuant to
             Section 2.15 or earlier terminated pursuant to the provisions of Sections 2.4 or 7.2; provided that in no event shall the Termination Date occur after March 30, 2003.

             (b)  Section 2.3.  Section 2.3 is hereby amended by deleting such section in its entirety and by substituting in lieu thereof the following new Section 2.3:

                  2.3 FEES. The Company shall pay to the Bank a facility fee on the Commitment Amount equal to the applicable rate set forth below opposite the appropriate S&P Rating:

           A, A- OR BBB+         BBB              BBB-         BB+ OR BELOW
           -------------         ---              ----         ------------
               0.150%           0.200%           0.325%           0.500%

             Such fee shall be payable quarterly in arrears, on the last day of each calendar quarter and on the Termination Date.

             (c) Section 2.15 Section 2.15 is hereby amended by deleting the date "March 30, 1998" wherever it appears therein and substituting in lieu thereof the date "March 30, 2003."

             (d) The Credit Agreement is hereby further amended by deleting therefrom all references therein to the (i) Adjusted CD Rate, (ii) the Assessment Rate, (iii) the CD Bid Rate, (iv) CD Loans, and (v) CD Reserve Percentage, all of such references to be null and void and of no further force or effect. The Company shall have no right to borrow, and the Bank shall have no obligation to make, any CD Loan.

        3. ACKNOWLEDGMENT OF THE COMPANY. The Company hereby acknowledges and agrees that: (a) the Company has no defense, offset or counterclaim with respect to the payment of any sum owed to the Bank, or with respect to the performance or observance of any warranty or covenant contained in the Credit Agreement; and (b) the Bank has performed all obligations and duties owed to the Company through the date hereof.

        4. REPRESENTATIONS AND WARRANTIES. To induce the Bank to amend the Credit Agreement and to consider making future Loans thereunder, the Company represents and warrants to the Bank that:

             (a) REPRESENTATIONS AND WARRANTIES. On the date hereof, the representations and warranties set forth in the Credit Agreement (as



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         modified by this Amendment) are true and correct, with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

             (b) CORPORATE AUTHORITY. The Company has full power and authority to consummate this Amendment, and to make the borrowings under the Credit Agreement as amended by this Amendment, and has full power and authority to incur and perform the obligations provided for under the Credit Agreement and this Amendment, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body which has not been obtained is required as a condition to the validity or enforceability of this Amendment.

             (c) AMENDMENT AS BINDING AGREEMENT. This Amendment constitutes the valid and legally binding obligation of the Company fully enforceable against the Company in accordance with its terms.

             (d) NO CONFLICTING AGREEMENTS. The execution and performance by the Company of this Amendment, and the borrowing by the Company under the Credit Agreement, as amended, will not (i) violate any provision of law, any order of any court or other agency of government, or the Certificate of Incorporation or Bylaws of the Company; or (ii) violate any indenture, contract, agreement or other instrument to which the Company is a party, or by which any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and or lapse of time) a default under, any such indenture, contract, agreement or other instrument; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Company.

        5. EFFECTIVENESS OF THIS AMENDMENT. The amendments set forth above shall become effective as of the date of this Amendment only upon the satisfaction of the following conditions precedent:

             (a) RECEIPT OF DOCUMENT. The Bank shall have received the original copies of this Amendment, each duly executed by the Company.

             (b) NO MATERIAL ADVERSE EFFECT. No event shall have occurred which may have a material adverse effect on the financial condition or operations of the Company.

             (c) OTHER. Such other documents as the Bank may reasonably request.

        6. EFFECT ON CREDIT AGREEMENT AND COLLATERAL DOCUMENTS. Except as specifically amended hereby, the terms and provisions of the Credit Agreement are in all other respects ratified and confirmed and remain in full force and effect. All references in the Note to the Credit Agreement or any other document, instrument or agreement executed or delivered in connection therewith shall be deemed to refer to the Credit Agreement as modified hereby. No reference to this Amendment need be made in any notice,



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   writing or other communication relating to the Credit Agreement, any such reference to the Credit Agreement to be deemed a reference thereto as amended by this Amendment.

        7. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

        8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed original and all of which taken together shall constitute one and the same Amendment.

        9. NO CUSTOM. This Agreement shall not establish a custom or course of dealing or waive, limit or condition the rights and remedies of the Bank under the Credit Agreement Documents, all of which are expressly reserved.

        10. SEVERABILITY. If any provision of this Amendment or the application thereof to any party or circumstance is held to be invalid or unenforceable, the remainder of this Amendment and the application of such provision to other parties and circumstances will not be affected thereby, the provisions of this Amendment being severable in any such instance.



































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         IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by its duly authorized officer and the Bank has caused this Amendment to be executed by its duly authorized officer, all as of the date and year first above written.


                                 CONNECTICUT NATURAL GAS CORPORATION


                                 By:  S/ James P. Bolduc
                                 -----------------------------------
                                 Name:  James P. Bolduc
                                 -----------------------------------
                                 Its:  Executive Vice President
                                 -----------------------------------


                                 BANKBOSTON, N.A.


                                 By:  S/ Michael M. Parker
                                 -----------------------------------
                                 Name:  Michael M. Parker
                                 -----------------------------------
                                 Its:  Managing Director
                                 -----------------------------------














   wk4129/98deals/ctgas/amend















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